UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Salomon Brothers Variable Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Salomon Brothers Asset Management Inc

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi- Annual Report 2004

JUNE 30, 2004

♦	INVESTORS FUND

MORNING EDITION.—NEW YORK,
SAGAX.Q
11.93 +.16
SINAX.Q
21.99 +.41
13.02
J. K. RICE, JR. & CO.

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

DEAR SHAREHOLDER,

The U.S. equity market traded in a fairly narrow range during the first half of 2004. Much of the action during the period occurred in the bond market as investors reacted sharply to various economic data points. Toward the end of the first quarter, investors began to question the strength of the economic recovery, which caused stocks to ease and the 10-year U.S. Treasury yield to fall back below 4.0%. In early April, however, bond market sentiment changed significantly. The April employment report came in well ahead of expectations, causing a substantial sell-off in the Treasury market i. Strength in retail sales and another strong employment report in May caused further weakness in Treasuries and led to an expectation that the Federal Reserve Bank (“Fed”) would increase the federal funds rate earlier than previously thought. The Fed did increase the federal funds rateii by 25 basis points on June 30, which by that time came as little surprise to investors.

Despite the volatility in Treasury yields during the period, the equity market remained fairly stable. Investor concerns about the prospect of higher interest rates and the potential implications for the equity market were offset to some extent by strong economic growth and corporate profit growth. First quarter S&P 500 Indexiii profits increased close to 25% year-over-year, demonstrating the operating leverage that companies had to an improving economy.

PERFORMANCE UPDATE1

Within this environment, the fund performed as follows: During the six-month period ended June 30, 2004, Class I shares of the fund returned 3.39%. In comparison, the fund underperformed its benchmark, the unmanaged S&P 500 Index, which returned 3.44% for the same period. The fund outperformed its Lipper large-cap value variable funds category average, which was 2.64% for the same period.2

FUND PERFORMANCE

AS OF JUNE 30, 2004

6 Months

Salomon Brothers Variable Investors Fund — Class I Shares	3.39%

S&P 500 Index	3.44%

Lipper Large-Cap Value Variable Funds Category Average	2.64%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Since its inception on March 26, 2004, Class II shares returned 2.42%.

The performance returns set forth above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the funds. Results of other share classes will vary.

[1]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is not indicative of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2004, calculated among the 79 funds in the large-cap value variable funds category including the reinvestment of dividends and capital gains, if any.

The portfolio’s underperformance relative to the S&P 500 Index during the period was mainly attributable to stock selection. Stock selection was weakest in consumer staples and healthcare and strongest in communications. Sector allocation contributed positively to performance, primarily due to an overweight position in consumer staples and an underweight position in consumer discretionary stocks.

Top contributors included AT&T Wireless, Lucent Technologies, Boeing, Transocean and Loews Corp. With the exception of Boeing, we reduced our position in each of these stocks to take into account their strong stock price performance and increased valuations. Stocks that detracted from performance came from a number of different sectors and included AT&T Corp., Alcoa, Altria Group, Nokia and The Bank of New York. We continue to hold each of these stocks and added to Altria and Nokia during the period.

Our portfolio positioning remains consistent with our stance earlier in the year when we became a bit more defensive. In the second quarter, we continued to increase the portfolio’s consumer staples holdings and reduce allocations to consumer cyclicals. Versus our large-cap value benchmark the portfolio remains overweight in consumer staples, technology and healthcare. It is underweight in financials, consumer discretionary and industrials.

SPECIAL SHAREHOLDER NOTICE

Effective August 1, 2004, the management agreement between Salomon Brothers Variable Series Funds Inc and Salomon Brothers Asset Management Inc, with respect to the fund, has been amended to reduce and add breakpoints to the management fee, as further described on page 15.

In addition, effective August 1, 2004, the administration agreement between Salomon Brothers Variable Series Funds Inc and Smith Barney Fund Management LLC, with respect to the fund, has been amended to reflect the elimination of the administration fee. Please refer to page 15 for further information.

Effective August 19, 2004, John B. Cunningham is no longer the co-manager of the fund. Mark McAllister, currently a co-manager of the fund, and Robert Feitler are responsible for the day-to-day management of the fund. Mr. Feitler has been with the manager since 1995 and is a director of Citigroup Global Markets Inc.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to serve primarily the Smith Barney family of mutual funds. This internal transfer agent did not provide services to the fund. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 23, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of June 30, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings as of this date were: Bank of America Corp. (2.62%), Altria Group, Inc. (2.43%), Pfizer, Inc. (2.43%), Nortel Networks Corp. (2.07%), Kroger Co. (1.96%), Total S.A. (1.94%), American International Group, Inc. (1.87%), ChevronTexaco Corp. (1.84%), Microsoft Corp. (1.81%), BP PLC (1.70%). Please refer to pages 4 through 7 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings as of June 30, 2004 were: Diversified Financials (8.6%); Pharmaceuticals (8.3%); Banks (7.7%); Oil & Gas (6.8%); Media (6.7%). The fund’s portfolio composition is subject to change at any time.

RISKS: High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Source: Department of Labor, May 7, 2004.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

Schedule of Investments

June 30, 2004 (unaudited)

Shares	Security	Value
COMMON STOCK — 93.5%
CONSUMER DISCRETIONARY — 9.9%
Hotels, Restaurants and Leisure — 1.5%
203,800	McDonald’s Corp.	$5,298,800

Household Durables — 0.9%
143,700	Newell Rubbermaid Inc.	3,376,950

Leisure Equipment and Products — 0.9%
183,200	Mattel, Inc.	3,343,400

Media — 5.3%
	Comcast Corp.:
96,850	Class A Shares (a)	2,714,706
88,900	Special Class A Shares (a)	2,454,529
434,700	Liberty Media Corp., Series A Shares (a)	3,907,953
21,735	Liberty Media International, Inc. (a)	806,368
267,900	Time Warner Inc. (a)	4,709,682
125,100	Viacom Inc., Class B Shares	4,468,572

		19,061,810

Multiline Retail — 1.3%
108,300	Target Corp.	4,599,501

	TOTAL CONSUMER DISCRETIONARY	35,680,461

CONSUMER STAPLES — 7.4%
Food and Drug Retailing — 3.4%
384,900	The Kroger Co. (a)	7,005,180
201,600	Safeway Inc. (a)	5,108,544

		12,113,724

Household Products — 1.6%
88,500	Kimberly-Clark Corp.	5,830,380

Tobacco — 2.4%
173,600	Altria Group, Inc.	8,688,680

	TOTAL CONSUMER STAPLES	26,632,784

ENERGY — 9.4%
Energy Equipment and Services — 2.6%
150,700	ENSCO International Inc. (b)	4,385,370
87,300	GlobalSantaFe Corp.	2,313,450
58,300	Nabors Industries, Ltd. (a)	2,636,326

		9,335,146

Oil and Gas — 6.8%
113,400	BP PLC, Sponsored ADR	6,074,838
69,800	ChevronTexaco Corp.	6,568,878
88,900	Royal Dutch Petroleum Co., New York Shares (b)	4,593,463
72,100	Total SA, Sponsored ADR	6,927,368

		24,164,547

	TOTAL ENERGY	33,499,693

FINANCIALS — 22.7%
Banks — 7.7%
110,600	Bank of America Corp.	9,358,972
114,400	The Bank of New York Co., Inc.	3,372,512
152,600	U.S. Bancorp	4,205,656
99,300	Wachovia Corp.	4,418,850
76,100	Washington Mutual, Inc.	2,940,504
58,100	Wells Fargo & Co.	3,325,063

		27,621,557

See Notes to Financial Statements.

Schedule of Investments

June 30, 2004 (unaudited) (continued)

Shares	Security	Value
Diversified Financials — 8.6%
85,800	American Express Co.	$4,408,404
53,900	Capital One Financial Corp.	3,685,682
39,700	The Goldman Sachs Group, Inc.	3,738,152
93,700	J.P. Morgan Chase & Co.	3,632,749
159,700	MBNA Corp.	4,118,663
87,000	Merrill Lynch & Co., Inc.	4,696,260
67,800	Morgan Stanley	3,577,806
128,400	Waddell & Reed Financial, Inc., Class A Shares	2,838,924

		30,696,640

Insurance — 4.3%
93,500	American International Group, Inc.	6,664,680
59,900	Loews Corp.	3,591,604
67,600	The St. Paul Travelers Cos., Inc.	2,740,504
33,700	XL Capital Ltd., Class A Shares	2,543,002

		15,539,790

Real Estate — 2.1%
142,100	Equity Office Properties Trust	3,865,120
122,000	Equity Residential	3,627,060

		7,492,180

	TOTAL FINANCIALS	81,350,167

HEALTHCARE — 9.5%
Healthcare Providers and Services — 1.2%
108,200	HCA Inc.	4,500,038

Pharmaceuticals — 8.3%
103,600	GlaxoSmithKline PLC, ADR	4,295,256
60,000	Johnson & Johnson	3,342,000
96,800	Merck & Co., Inc.	4,598,000
252,600	Pfizer Inc.	8,659,128
196,700	Schering-Plough Corp.	3,635,016
138,700	Wyeth	5,015,392

		29,544,792

	TOTAL HEALTHCARE	34,044,830

INDUSTRIALS — 7.3%
Aerospace and Defense — 3.9%
98,700	The Boeing Co.	5,042,583
92,600	Lockheed Martin Corp.	4,822,608
43,100	United Technologies Corp.	3,942,788

		13,807,979

Commercial Services and Supplies — 1.8%
57,300	Avery Dennison Corp.	3,667,773
96,700	Waste Management, Inc.	2,963,855

		6,631,628

Industrial Conglomerates — 1.6%
157,500	Honeywell International Inc.	5,769,225

	TOTAL INDUSTRIALS	26,208,832

INFORMATION TECHNOLOGY — 12.7%
Communications Equipment — 4.9%
188,200	3Com Corp. (a)	1,176,250
119,500	Comverse Technology, Inc. (a)(b)	2,382,830
490,300	Lucent Technologies Inc. (a)(b)	1,853,334

See Notes to Financial Statements.

Schedule of Investments

June 30, 2004 (unaudited) (continued)

Shares	Security	Value
Communications Equipment — 4.9% (continued)
331,000	Nokia Oyj, Sponsored ADR	$4,812,740
1,483,700	Nortel Networks Corp. (a)	7,403,663

		17,628,817

Computers and Peripherals — 3.4%
281,300	Hewlett-Packard Co.	5,935,430
31,500	International Business Machines Corp.	2,776,725
819,000	Sun Microsystems, Inc. (a)	3,554,460

		12,266,615

Electronic Equipment and Instruments — 2.2%
150,300	Celestica Inc., Subordinate Voting Shares (a)	2,998,485
747,200	Solectron Corp. (a)	4,834,384

		7,832,869

Software — 2.2%
225,900	Microsoft Corp.	6,451,704
161,000	Novell, Inc. (a)	1,350,790

		7,802,494

	TOTAL INFORMATION TECHNOLOGY	45,530,795

MATERIALS — 3.5%
Chemicals — 0.6%
49,600	The Dow Chemical Co.	2,018,720

Metals and Mining — 1.5%
159,800	Alcoa Inc.	5,278,194

Paper and Forest Products — 1.4%
109,100	International Paper Co.	4,876,770

	TOTAL MATERIALS	12,173,684

TELECOMMUNICATION SERVICES — 6.4%
Diversified Telecommunication Services — 4.3%
153,800	AT&T Corp.	2,250,094
178,500	MCI Inc. (a)(b)	2,575,755
201,000	SBC Communications Inc.	4,874,250
157,200	Verizon Communications Inc.	5,689,068

		15,389,167

Wireless Telecommunication Services — 2.1%
378,400	AT&T Wireless Services Inc. (a)	5,418,688
75,300	Nextel Communications, Inc., Class A Shares (a)	2,007,498

		7,426,186

	TOTAL TELECOMMUNICATION SERVICES	22,815,353

UTILITIES — 4.7%
Electric Utilities — 2.7%
62,700	Ameren Corp.	2,693,592
108,900	FirstEnergy Corp.	4,073,949
98,300	PG&E Corp. (a)	2,746,502

		9,514,043

Gas Utilities — 0.9%
393,100	El Paso Corp. (b)	3,097,628

See Notes to Financial Statements.

Schedule of Investments

June 30, 2004 (unaudited) (continued)

Shares	Security	Value
Multi-Utilities — 1.1%
197,900	NiSource Inc.	$4,080,698

	TOTAL UTILITIES	16,692,369

	TOTAL COMMON STOCK (Cost — $296,040,388)	334,628,968

PREFERRED STOCK (b) — 1.4%
Media — 1.4%
147,900	The News Corp. Ltd., Sponsored ADR (Cost — $3,580,352)	4,862,952

Face Amount
REPURCHASE AGREEMENT — 5.1%
$18,098,000	Morgan Stanley dated 6/30/04, 1.500% due 7/1/04; Proceeds at maturity — $18,098,754; (Fully collateralized by Federal National Mortgage Association, 1.750% to 7.250% due 12/15/04 to 5/15/30; Market value — $18,459,960) (Cost — $18,098,000)	18,098,000

	TOTAL INVESTMENTS — 100.0% (Cost — $317,718,740*)	$357,589,920

LOANED SECURITIES COLLATERAL
14,724,950	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $14,724,950)	$14,724,950

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan (See Note 5).
*	Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

ASSETS:
Investments, at value (Cost — $317,718,740)	$357,589,920
Loaned securities collateral, at value (Cost — $14,724,950) (Note 5)	14,724,950
Cash	174
Dividends and interest receivable	711,515

Total Assets	373,026,559

LIABILITIES:
Payable for loaned securities collateral (Note 5)	14,724,950
Payable for securities purchased	1,116,140
Management fee payable	201,237
Administration fee payable	14,374
Accrued expenses	52,861

Total Liabilities	16,109,562

Total Net Assets	$356,916,997

NET ASSETS:
Par value of capital shares	$27,197
Capital paid in excess of par value	354,521,237
Undistributed net investment income	2,094,154
Accumulated net realized loss from investment transactions	(39,596,771)
Net unrealized appreciation of investments	39,871,180

Total Net Assets	$356,916,997

Shares Outstanding:
Class I	27,183,891

Class II	13,247

Net Asset Value:
Class I (and redemption price)	$13.12

Class II (and redemption price)	$13.12

See Notes to Financial Statements.

Statement of Operations

For the Six Months Ended June 30, 2004 (unaudited)

INVESTMENT INCOME:
Dividends	$3,330,488
Interest	65,042
Less: Foreign withholding tax	(63,017)

Total Investment Income	3,332,513

EXPENSES:
Management fee (Note 2)	1,086,277
Administration fee (Note 2)	77,591
Shareholder communications (Note 7)	33,067
Audit and legal	23,282
Custody	16,700
Directors’ fees	5,990
Registration fees	249
Transfer agency services (Note 7)	107
Distribution plan fees (Note 7)	59
Other	7,001

Total Expenses	1,250,323

Net Investment Income	2,082,190

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
Realized Gain From Investment Transactions (excluding short-term investments):
Proceeds from sales	49,536,847
Cost of securities sold	40,170,084

Net Realized Gain	9,366,763

Increase in Net Unrealized Appreciation (Note 9)	819,090

Net Gain on Investments	10,185,853

Increase in Net Assets From Operations	$12,268,043

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2004 (unaudited)

and the Year Ended December 31, 2003

	2004	2003
OPERATIONS:
Net investment income	$2,082,190	$3,577,216
Net realized gain (loss)	9,366,763	(10,848,130)
Increase in net unrealized appreciation	819,090	75,633,266

Increase in Net Assets From Operations	12,268,043	68,362,352

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 8):
Net investment income	(19,029)	(3,549,839)

Decrease in Net Assets From Distributions to Shareholders	(19,029)	(3,549,839)

FUND SHARE TRANSACTIONS (NOTE 10):
Net proceeds from sale of shares	55,234,006	35,366,444
Net asset value of shares issued in connection with the transfer of the LSA Variable Series Trust — LSA Value Equity Fund’s net assets (Note 9)	17,957,672	—
Net asset value of shares issued for reinvestment of dividends	19,029	3,549,839
Cost of shares reacquired	(16,350,429)	(31,128,983)

Increase in Net Assets From Fund Share Transactions	56,860,278	7,787,300

Increase in Net Assets	69,109,292	72,599,813
NET ASSETS:
Beginning of period	287,807,705	215,207,892

End of period*	$356,916,997	$287,807,705

* Includes undistributed net investment income of:	$2,094,154	$30,993

See Notes to Financial Statements.

Notes to Financial Statements

(unaudited)

1.  Organization and Significant Accounting Policies

Salomon Brothers Variable Investors Fund (“Fund”) is a separate diversified investment fund of the Salomon Brothers Variable Series Funds Inc (“Company”); its primary investment objective is to seek long-term growth of capital and secondarily current income. The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and consists of this Fund and six other investment funds: Salomon Brothers Variable All Cap Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Small Cap Growth Fund and Salomon Brothers Variable Large Cap Growth Fund. The financial statements and financial highlights for the other investment funds are presented in separate shareholder reports. The Fund and each of the investment funds of the Company are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including the affiliates of the investment manager, and qualified pension and retirement plans.

The following are significant accounting policies consistently followed by the Fund are in conformity with U.S. generally accepted accounting principles (“GAAP”): (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.  Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.70% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Notes to Financial Statements

(unaudited) (continued)

Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup acts as the Fund’s administrator. As compensation for its services, the Fund pays SBFM an administration fee calculated at an annual rate of 0.05% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

For the six months ended June 30, 2004, CGM and its affiliates received brokerage commissions of $11,039.

All officers and one Director of the Company are employees of Citigroup or its affiliates.

3.  Investments

During the six months ended June 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases	$97,860,875

Sales	$49,536,847

At June 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$49,461,427
Gross unrealized depreciation	(9,590,247)

Net unrealized appreciation	$39,871,180

4.  Repurchase Agreements

When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

5.  Lending of Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2004, the Fund loaned securities having a market value of $14,482,772. The Fund received cash collateral amounting to $14,724,950 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the six months ended June 30, 2004 was $17,702.

Notes to Financial Statements

(unaudited) (continued)

6.  Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended June 30, 2004, the commitment fee allocated to the Fund was $5,601. Since the line of credit was established there have been no borrowings.

7.  Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a distribution fee with respect to its Class II shares calculated at an annual rate of 0.25% of the average daily net assets of the class. For the six months ended June 30, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly were $59 for Class II shares.

For the six months ended June 30, 2004, total Transfer Agency Service expenses were as follows:

	Class I	Class II
Transfer Agency Service Expenses	$107	—

For the six months ended June 30, 2004, total Shareholder Communication expenses were as follows:

	Class I	Class II
Shareholder Communication Expenses	$33,062	$5

8.  Distributions Paid to Shareholders by Class

	Six Months Ended June 30, 2004	Year Ended December 31, 2003
Net Investment Income
Class I	$19,029	$3,549,839

9.  Transfer of Net Assets

On April 30, 2004, the Fund acquired the assets and certain liabilities of the LSA Variable Series Trust — LSA Value Equity Fund pursuant to a plan of reorganization. Total shares issued by the Fund, the total net assets of the LSA Variable Series Trust — LSA Value Equity Fund and total net assets for the Fund on the date of transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the LSA Variable Series Trust — LSA Value Equity Fund	Total Net Assets of the Fund
LSA Variable Series Trust — LSA Value Equity Fund	1,416,220	$17,957,672	$289,506,615

The total net assets of the LSA Variable Series Trust — LSA Value Equity Fund before the acquisition included unrealized appreciation of $1,214,877, undistributed net investment income of $8,118 and accumulated net realized loss of $546,939. Total net assets of the Fund immediately after the transfer was $307,464,287. This transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Notes to Financial Statements

(unaudited) (continued)

10.  Capital Stock

At June 30, 2004, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2004*		Year Ended December 31, 2003
	Shares	Amount	Shares	Amount
Class I
Shares sold	4,334,436	$55,062,843	3,215,468	$35,366,444
Net asset value of shares issued in connection with the transfer of the LSA Variable Series Trust — LSA Value Equity Fund’s net assets (Note 9)	1,416,220	17,957,672	—	—
Shares issued on reinvestment of dividends	1,457	19,029	281,331	3,549,839
Shares reacquired	(1,255,175)	(16,350,368)	(2,980,944)	(31,128,983)

Net Increase	4,496,938	$56,689,176	515,855	$7,787,300

Class II
Shares sold	13,252	$171,163	—	—
Shares reacquired	(5)	(61)	—	—

Net Increase	13,247	$171,102	—	—

*	For Class II shares, transactions are for the period March 26, 2004 (inception date) to June 30, 2004.

11.  Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission (“SEC”) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (“CAM”), including its applicable investment advisory companies and Citicorp Trust Bank (“CTB”), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds. CTB did not provide services to the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. While the Fund did not implement the contractual arrangement described above it received a payment of $1,901 on August 12, 2004, as the surviving fund of a merger with a fund that did implement the contractual arrangement described above.

Notes to Financial Statements

(unaudited) (continued)

12.  Subsequent Event

The Board of Directors of the Company has approved an amendment to reduce and add breakpoints to the management fee to the Management Contract between the Company, regarding Variable Investors Fund, and Salomon Brothers Asset Management Inc. Effective August 1, 2004, the management fee, which is calculated daily and payable monthly, will be reduced from 0.70% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Fee Rate
First $350 million	0.650%
Next $150 million	0.550%
Next $250 million	0.525%
Next $250 million	0.500%
Over $1 billion	0.450%

The Board of Directors of the Company has approved an amendment to the Administration Agreement between Variable Investors Fund and SBFM. Effective August 1, 2004, Variable Investors Fund will no longer pay an administrative fee. The terms of the amended Administration Agreement are the same in all other material respects as those of the current Administration Agreement.

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class I
	2004(1)		2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$12.69		$ 9.71	$12.79	$13.59	$12.23	$11.01

Income (Loss) From Operations:
Net investment income (2)	0.09		0.16	0.14	0.09	0.10	0.06
Net realized and unrealized gain (loss)	0.34		2.98	(3.09)	(0.64)	1.77	1.22

Total Income (Loss) From Operations	0.43		3.14	(2.95)	(0.55)	1.87	1.28

Less Distributions From:
Net investment income	(0.00	)*	(0.16)	(0.13)	(0.09)	(0.10)	(0.06)
Net realized gains	—		—	—	(0.16)	(0.41)	—

Total Distributions	(0.00	)*	(0.16)	(0.13)	(0.25)	(0.51)	(0.06)

Net Asset Value, End of Period	$13.12		$12.69	$ 9.71	$12.79	$13.59	$12.23

Total Return (3)	3.39	%‡	32.33%	(23.05)%	(4.15)%	15.24%	11.65%
Net Assets, End of Period (000s)	$356,743		$287,808	$215,208	$254,937	$142,330	$52,542
Ratios to Average Net Assets:
Expenses (2)(4)	0.81	%†	0.82%	0.81%	0.82%	0.91%	0.98%
Net investment income	1.34	†	1.51	1.23	0.92	1.10	0.91
Portfolio Turnover Rate	16%		39%	51%	40%	65%	51%

(1)	For the six months ended June 30, 2004 (unaudited).
(2)	SBAM has waived a portion of its management fee for the year ended December 31, 1999. If such fees were not waived, the per share decrease to net investment income and the actual expense ratio would have been $0.01 and 1.15%, respectively.
(3)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SBAM to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated. Past performance is no guarantee of future results.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

Financial Highlights

(continued)

For a share of capital stock outstanding throughout the period ended June 30:

Class II
2004(1)
Net Asset Value, Beginning of Period	$12.81

Income From Operations:
Net investment income	0.04
Net realized and unrealized gain	0.27

Total Income From Operations	0.31

Net Asset Value, End of Period	$13.12

Total Return (2)‡	2.42%
Net Assets, End of Period (000s)	$174
Ratios to Average Net Assets†:
Expenses	1.08%
Net investment income	1.35
Portfolio Turnover Rate	16%

(1)	For the period March 26, 2004 (inception date) to June 30, 2004 (unaudited).
(2)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SBAM to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated. Past performance is no guarantee of future results.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

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Salomon Brothers Variable Series Funds Inc

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

Chairman

WILLIAM R. HUTCHINSON

DR. RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

President and Chief Executive Officer

ANDREW B. SHOUP

Senior Vice President and

Chief Administrative Officer

FRANCES M. GUGGINO

Chief Financial Officer and Treasurer

ALAN J. BLAKE

Executive Vice President

JAMES E. CRAIGE, CFA

Executive Vice President

JOHN G. GOODE

Executive Vice President

PETER J. HABLE

Executive Vice President

ROGER M. LAVAN, CFA

Executive Vice President

BETH A. SEMMEL, CFA

Executive Vice President

PETER J. WILBY, CFA

Executive Vice President

GEORGE J. WILLIAMSON

Executive Vice President

ANDREW BEAGLEY

Vice President, Chief

Anti-Money Laundering

Compliance Officer and

Chief Compliance Officer*

JOSEPH T. VOLPE

Controller

ROBERT I. FRENKEL

Secretary and Chief Legal Officer

*	Chief Compliance Officer as of July 29, 2004.

Investment Manager

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1177 Avenue of the Americas

New York, New York 10036

Salomon Brothers Variable Series Funds Inc

Salomon Brothers Variable Investors Fund

The Fund is a separate investment fund of the Salomon Brothers Variable Series Funds Inc, a Maryland corporation.

This report is submitted for the general information of the shareholders of Salomon Brothers Variable Series Funds Inc — Salomon Brothers Variable Investors Fund.

Beginning August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-446-1013 and (2) on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-446-1013 and by visiting the SEC’s website at www.sec.gov.

399 PARK AVENUE  •  NEW YORK, NEW YORK 10022

04-7061

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Variable Series Funds Inc

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date:	September 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date:	September 8, 2004

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers Variable Series Funds Inc

Date:	September 8, 2004